Limited Liability Companies	6 Months Ended
Jun. 30, 2011
Limited Liability Companies
Limited Liability Companies

12. Limited Liability Companies

        In connection with expanding our business, PRI Medical participates with others in the formation of limited liability companies ("LLCs") in which PRI Medical becomes a partner and shares the financial interest with the other investors. PRI Medical is the primary beneficiary of these LLCs. These LLCs acquire certain medical equipment for use in their respective business activities, which generally focus on surgical procedures. The LLCs will acquire medical equipment for rental purposes under equipment financing leases. At June 30, 2011, the LLCs had approximately $1.1 million of total assets. The third party investors in each respective LLC generally provide the lease financing company with individual proportionate lease guarantees based on their respective ownership percentages in the LLCs. In addition, PRI Medical will provide such financing companies with its corporate guarantee based on its respective ownership interest in each LLC. In certain instances, PRI Medical has provided such financing companies with an overall corporate guarantee in connection with equipment financing transactions. In such instances, the individual investors in each respective LLC will generally indemnify us against losses, if any, incurred in connection with its corporate guarantee. Additionally, PRI Medical provides operational and administrative support to the LLCs in which it is a partner. As of June 30, 2011, we held interests in six active LLCs.

        For the three and six months ended June 30, 2011 and 2010, in accordance with guidance issued by the FASB, PRI Medical accounted for its equity investments in LLCs (in which it is the primary beneficiary) under the full consolidation method whereby transactions between the PRI Medical and the LLCs have been eliminated through consolidation.